UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2015

Nemus Bioscience, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-55136	45-0692882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Town Center Drive, Suite 1770, Costa Mesa, CA 92626
(Address of principal effective offices)      (Zip Code)

Registrant's telephone number, including area code: (949) 396-0330

_________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 1, 2015, Nemus Bioscience, Inc. (the "Company") entered into and closed a securities purchase agreement with three investors pursuant to which the Company sold 110,000 shares of Series A Preferred Stock and warrants to purchase 22,000 shares of the Company's common stock at an exercise price of $5.00 per share for a term of five years in exchange for aggregate proceeds of $275,000, or $2.50 per share ("Purchase Price"). The designations, preferences and relative rights of the Series A Preferred Stock are specified in the Certificate of Designation of the Relative Rights and Preferences of the Series A Preferred Stock, a description of which is provided below in Item 5.03.

On April 7, 2015, the Company entered into and closed a securities purchase agreement with two investors pursuant to which the Company sold 140,000 shares of Series A Preferred Stock and warrants to purchase 28,000 shares of the Company's common stock at an exercise price of $5.00 per share for a term of five years in exchange for aggregate proceeds of $350,000, or $2.50 per share.

The securities purchase agreements also provide that in the event the Company files a registration statement with the Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended, the investors have the right to request that the Company include in that registration statement the shares of common stock underlying the shares of Series A Preferred Stock and warrants then held by the investors.

The foregoing descriptions of the securities purchase agreements and the warrants are not complete and are qualified in their entireties by reference to the full text of the form of securities purchase agreement and the form of common stock purchase warrant, copies of which are filed as Exhibit 10.1 and 4.1, respectively, to this report and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety.  The shares of Series A Preferred Stock and warrants were issued in a transaction which the Company believe satisfies the requirements of that exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, which exemption is specified by the provisions of Section 4(2) of that act and Rule 506 of Regulation D promulgated pursuant to that act by the SEC. The investors have represented that they are accredited investors, as that term is defined in Regulation D, and that they are acquiring the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 1, 2015, the Company filed a Certificate of Designation of the Relative Rights and Preferences of the Series A Preferred Stock (the "Certificate of Designation") with the Secretary of State of Nevada to create a series of preferred stock consisting of one million (1,000,000) out of the twenty million (20,000,000) shares of the Company's Preferred Stock, which will be designated "Series A Preferred Stock."  The Certificate of Designation was approved by the Company's Board of Directors on March 16, 2015.  The Certificate of Designation provides, among other things, that:

•
the conversion price is the price per share equal to the lower of (i) the purchase price of (a) the acquisition of the Company by another entity ("Acquisition") or (b) the Company's next round of equity financing of at least $1,000,000 ("Next Equity Financing") provided however that the Acquisition or Next Equity Financing is closed within six months after the closing date of the Purchase Agreement or (ii) $2.50 in the event that (a) the price per share of the Acquisition or Next Equity Financing is more than $2.50 or (b) the Acquisition or Next Equity Financing is not closed within six months after the closing date of the Purchase Agreement, subject to adjustment from time to time for recapitalizations and as otherwise set forth in the Certificate of Designation (the "Conversion Price");

•
each share of Series A Preferred Stock shall be convertible into that number of fully-paid, nonassessable shares of common stock determined by dividing the Purchase Price by the Conversion Price (the "Conversion Rate");

•
each share of Series A Preferred Stock shall automatically be converted into fully-paid, non-assessable shares of common stock at the then effective Conversion Rate for such share (i) immediately prior to an Acquisition or the Next Equity Financing; provided however that the Acquisition or Next Equity Financing is closed within six months after the Closing Date of the Purchase Agreement, or (ii) on the six month anniversary after the Closing Date of the Purchase Agreement; and

•	the holder of outstanding Series A Preferred Stock will not be entitled to receive dividends.

This brief description of the Certificate of Designation is not intended to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation as attached as Exhibit 3.1 to this report and is incorporated by reference herein.

On April 7, 2015, the Company filed a Certificate of Correction with the Secretary of State of Nevada to correct Section 1(k) of the Certificate of Designation which inaccurately specifies the date of March __, 2015 when it should have specified April 1, 2015.  The Certificate of Correction corrects and replaces Section 1(k) in its entirety to read as follows: "Securities Purchase Agreement" shall mean the Securities Purchase Agreement dated April 1, 2015, between the Corporation and the holders of the Preferred Stock.

This brief description of the Certificate of Correction is not intended to be complete and is qualified in its entirety by reference to the full text of the Certificate of Correction as attached as Exhibit 3.2 to this report and is incorporated by reference herein.

Item 9.01 Financial Statement and Exhibits.

(d)  Exhibits
Exhibit Number	Description
3.1	Certificate of Designation of the Relative Rights and Preferences of the Series A Preferred Stock filed with the Secretary of State of Nevada on April 1, 2015
3.2	Certificate of Correction filed with the Secretary of State of Nevada on April 7, 2015
4.1	Form of Common Stock Purchase Warrant
10.1	Form of Securities Purchase Agreement by and between Nemus Bioscience, Inc. and the investors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nemus Bioscience, Inc.

Date: April 7, 2015	By:	/s/ John Hollister
John Hollister Chief Executive Officer

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